Exhibit 99.1

FOR IMMEDIATE RELEASE

Media Relations Contact:	Investor Relations Contact:
Holly Burkhart	Michael Magaro
TIBCO Software Inc.	TIBCO Software Inc.
(650) 846-8463	(650) 846-5747
hburkhart@tibco.com	mmagaro@tibco.com

TIBCO SOFTWARE REPORTS SECOND QUARTER FINANCIAL RESULTS

Total Revenue Up 8% Year over Year

PALO ALTO, Calif., June 28, 2007 – TIBCO Software Inc. (Nasdaq: TIBX) today announced results for its second quarter, which ended on June 3, 2007.

Total revenue for the second quarter of fiscal 2007 was $130.5 million and net income was $9.2 million, or $0.04 per diluted share. This compares to total revenue of $121.2 million and net income of $24.5 million, or $0.11 per diluted share, as reported for the second quarter of fiscal 2006. Net income for the second quarter of fiscal 2006 included a benefit of $9.9 million, or $0.05 per diluted share, related to the release of valuation allowance that had previously been recorded against our deferred tax assets.

On a non-GAAP basis, net income for the second quarter of fiscal 2007 was $14.8 million or $0.07 per diluted share, compared with $16.9 million or $0.08 per diluted share for the second quarter of fiscal 2006.

“The company’s performance was within our range of expectations and, on an annual basis, we are confident we will achieve our goal of 10-15% revenue growth,” said Vivek Ranadivé, TIBCO’s chairman and chief executive officer. “I’m very positive about our long-term potential, especially with the addition of Spotfire and the strength of our offerings in service-oriented architecture, business process management and business optimization.”

Second Quarter Fiscal 2007 Highlights

•	TIBCO closed 73 deals over $100k including 12 deals over $1 million in Q2;

•	Average deal size moved up to $680k for deals over $100k;

•	Deferred revenue was up 21% year over year; and

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TIBCO made significant sales to both new and existing customers, including BNP Paribas, Bombardier Transportation, CNET Channel, Deutsche Bank AG, Fujitsu Siemens, GFI Group Inc., Sun International, Société Générale and Telenor.

Conference Call Details

TIBCO will hold its Q2 fiscal 2007 earnings conference call today at 5:00 pm ET / 2:00 pm PT. The conference call will be hosted by Thomson Financial and may be accessed over the Internet at www.tibco.com or via dial-in at (800) 231-9012 or (719) 457-2617. Please join the conference call at least 10 minutes early to register. A replay of the conference call will be available until midnight on July 28, 2007 at www.tibco.com or via dial-in at (888) 203-1112 or (719) 457-0820. The pass code for both the call and the replay is 4780988.

About TIBCO

TIBCO Software Inc. provides enterprise software that helps companies achieve service-oriented architecture (SOA) and business process management (BPM) success. With over 3,000 customers, TIBCO has given leading organizations around the world better awareness and agility—what TIBCO calls The Power of Now®. To learn more, contact TIBCO at +1 650-846-1000 or on the Web at www.tibco.com.

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TIBCO, The Power of Now and TIBCO Software are trademarks or registered trademarks of TIBCO Software Inc. in the United States and/or other countries. All other product and company names and marks mentioned in this document are the property of their respective owners and are mentioned for identification purposes only.

About Non-GAAP Financial Information

This press release includes non-GAAP financial measures. For a description of these non-GAAP financial measures, including the reasons management uses each measure, and reconciliations of these non-GAAP financial measures to the most directly comparable financial measures prepared in accordance with Generally Accepted Accounting Principles (GAAP), please see the section entitled “About Non-GAAP Financial Measures” and the accompanying table entitled “Reconciliation of GAAP to Non-GAAP Measures.”

Legal Notice Regarding Forward-Looking Statements

This release contains forward-looking statements within the meaning of the “safe harbor” provisions of the federal securities laws, including, without limitation, TIBCO’s ability to achieve 10-15% annual revenue growth and TIBCO’s long-term potential. Because these forward-looking statements involve risks and uncertainties, important factors could cause actual results to differ materially from such forward-looking statements. These factors include: TIBCO’s ability to compete with other enterprise software providers, TIBCO’s successful implementation of its execution strategy and its ability to successfully integrate Spotfire. Additional information regarding potential risks is provided in TIBCO’s filings with the SEC, including its most recent Quarterly Report on Form 10-Q for the quarter ended March 4, 2007. TIBCO assumes no obligation to update the forward-looking statements included in this release.

TIBCO Software Inc.

Condensed Consolidated Balance Sheets

(unaudited)

(in thousands)

	June 3, 2007	November 30, 2006
ASSETS
Current assets:
Cash and cash equivalents	$288,529	$138,912
Short-term investments	181,572	400,658
Accounts receivable, net	115,248	149,141
Prepaid expenses and other current assets	36,032	35,699

Total current assets	621,381	724,410
Property and equipment, net	112,231	113,787
Goodwill	275,472	274,442
Acquired intangible assets, net	47,596	55,072
Long-term deferred income tax assets	21,437	21,437
Other assets	38,267	37,211

Total assets	$1,116,384	$1,226,359

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable	$9,672	$12,651
Accrued liabilities	61,468	74,347
Accrued excess facilities costs	5,042	4,251
Deferred revenue	104,708	102,269
Current portion of long-term debt	1,935	1,892

Total current liabilities	182,825	195,410

Accrued excess facilities costs, less current portion	14,584	18,150
Long-term deferred revenue	3,107	4,151
Long-term deferred income tax liabilities	10,254	11,439
Long-term debt, less current portion	45,476	46,453
Other long-term liabilities	5,006	4,749

Total long-term liabilities	78,427	84,942

Total liabilities	261,252	280,352

Minority interest	294	—
Total stockholders' equity	854,838	946,007

Total liabilities and stockholders' equity	$1,116,384	$1,226,359

TIBCO Software Inc.

Condensed Consolidated Statements of Operations

(unaudited)

(in thousands, except net income per share)

	Three Months Ended		Six Months Ended
	June 3, 2007	June 4, 2006	June 3, 2007	June 4, 2006
Revenue:
License revenue	$54,926	$52,513	$107,111	$100,662
Service and maintenance revenue:
Service and maintenance	73,686	66,862	145,625	131,492
Reimbursable expenses	1,905	1,872	3,435	3,673

Total service and maintenance revenue	75,591	68,734	149,060	135,165

Total revenue	130,517	121,247	256,171	235,827

Cost of revenue:
License	4,730	3,434	8,801	7,343
Service and maintenance	31,756	28,704	62,584	57,470

Total cost of revenue	36,486	32,138	71,385	64,813

Gross Profit	94,031	89,109	184,786	171,014

Operating expenses:
Research and development	21,997	21,974	43,012	43,951
Sales and marketing	46,433	39,415	89,382	78,063
General and administrative	12,113	10,363	24,865	20,750
Amortization of acquired intangible assets	2,472	2,364	4,942	4,727

Total operating expenses	83,015	74,116	162,201	147,491

Income from operations	11,016	14,993	22,585	23,523
Interest income	5,716	4,970	12,106	9,356
Interest expense	(645)	(646)	(1,013)	(1,300)
Other income (expense), net	(302)	61	(1,567)	108

Income before provision for income taxes	15,785	19,378	32,111	31,687
Provision for (benefit from) income taxes	6,561	(5,094)	12,484	1,614
Minority interest, net of tax	6	—	18	—

Net income	$9,218	$24,472	$19,609	$30,073

Net income per share:
Basic	$0.05	$0.12	$0.09	$0.14

Diluted	$0.04	$0.11	$0.09	$0.14

Shares used to compute net income per share:
Basic	204,575	209,777	206,487	210,177

Diluted	211,885	219,782	214,097	219,976

TIBCO Software Inc.

Condensed Consolidated Statements of Cash Flows

(unaudited)

(in thousands)

	Six Months Ended
	June 3, 2007	June 4, 2006
Cash flows from operating activities:
Net income	$19,609	$30,073
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation of property and equipment	8,179	7,548
Amortization of acquired intangible assets	7,753	7,388
Stock-based compensation	7,697	8,264
Tax benefits related to employee stock option plans, net	(66)	—
Minority interest, net of tax	18	—
Other non-cash adjustments, net	57	(20)
Changes in assets and liabilities:
Accounts receivable	33,430	1,336
Due from related parties, net	—	1,243
Prepaid expenses and other assets	(5,496)	(1,836)
Accounts payable	(815)	143
Accrued liabilities and excess facilities costs	(18,950)	(15,431)
Deferred revenue	1,177	7,058

Net cash provided by operating activities	52,593	45,766

Cash flows from investing activities:
Purchases of short-term investments	(131,265)	(290,536)
Proceeds from sales and maturities of short-term investments	353,513	153,941
Purchases of private equity investments	(31)	(51)
Proceeds from sales of private equity investments	618	—
Purchases of property and equipment	(6,586)	(5,139)
Restricted cash pledged as security	(37)	(1,331)

Net cash provided by (used for) investing activities	216,212	(143,116)

Cash flows from financing activities:
Proceeds from issuance of common stock	16,513	11,217
Repurchase of common stock	(142,777)	(33,982)
Excess tax benefits from stock-based compensation	6,918	—
Principal payments on long term debt	(934)	(888)
Proceeds from minority investors	189	—

Net cash used for financing activities	(120,091)	(23,653)

Effect of exchange rate changes on cash	903	1,942

Net change in cash and cash equivalents	149,617	(119,061)

Cash and cash equivalents at beginning of period	138,912	208,756

Cash and cash equivalents at end of period	$288,529	$89,695

About Non-GAAP Financial Measures

TIBCO provides non-GAAP measures for operating income, net income and net income per share data as supplemental information regarding TIBCO’s business performance. TIBCO believes that these non-GAAP financial measures are useful to investors because they exclude non-operating charges. TIBCO’s management excludes these non-operating charges when it internally evaluates the performance of TIBCO’s business and makes operating decisions, including internal budgeting, performance measurement and the calculation of bonuses and discretionary compensation, because these measures provide a consistent method of comparison to historical periods. Moreover, management believes these non-GAAP measures reflect the essential revenue generation activities of TIBCO. Accordingly, management excludes gains and losses on equity investments, costs related to formal restructuring plans, stock-based compensation related to employee stock options, the amortization of purchased intangible assets and charges for acquired in-process research and development, and the income tax effects of the foregoing, as well as adjustments for the impact of changes in the valuation allowance recorded against TIBCO’s deferred tax assets when making operational decisions.

TIBCO believes that providing the non-GAAP measures that management uses to its investors is useful to investors for a number of reasons. The non-GAAP measures provide a consistent basis for investors to understand TIBCO’s financial performance on a trended basis across historical periods. In addition, it allows investors to evaluate TIBCO’s performance using the same methodology and information as that used by TIBCO’s management.

Non-GAAP measures are subject to material limitations as these measures are not in accordance with, or a substitute for, GAAP and thus TIBCO’s definition may be different from similar non-GAAP measures used by other companies and/or analysts. However, TIBCO’s management compensates for these limitations by providing the relevant disclosure of the items excluded in the calculation of non-GAAP operating income, non-GAAP net income and non-GAAP net income per share. In addition, some items such as restructuring charges that are excluded from non-GAAP net income and non-GAAP earnings per share can have a material impact on cash flows and stock compensation charges can have a significant impact on earnings. Management compensates for these limitations by evaluating the non-GAAP measure together with the most directly comparable GAAP measure. TIBCO has historically provided non-GAAP measures to the investment community as a supplement to its GAAP results, to enable investors to evaluate TIBCO’s business performance in the way that management does.

The non-GAAP adjustments, and the basis for excluding them, are outlined below:

Stock-based Compensation

TIBCO incurs stock-based compensation expense under SFAS 123(R). TIBCO excludes this item for the purposes of calculating non-GAAP operating income, non-GAAP net income and non-GAAP net income per share because it is a non-cash expense that TIBCO believes is not reflective of its business performance. The nature of the stock-based compensation expense also makes it very difficult to estimate prospectively, since the expense will vary with changes in the stock price and market conditions at the time of new grants, varying valuation methodologies, subjective assumptions and different award types, making the comparison of current results with forward looking guidance potentially difficult for investors to interpret. The tax effects of stock-based compensation expenses may also vary significantly from period to period, without any change in underlying operational performance, thereby obscuring the underlying profitability of operations relative to prior periods (including prior periods following the adoption of SFAS 123(R)). The exclusion of stock-based compensation from the non-GAAP measures also allows a consistent comparison of TIBCO’s relative historical financial performance, since the method for accounting for stock-based compensation changed at the beginning of fiscal 2006 when TIBCO adopted SFAS 123(R). Finally, TIBCO believes that non-GAAP measures of profitability that exclude stock-based compensation are widely used by analysts and investors in the software industry.

Amortization of Intangible Assets

TIBCO has incurred amortization of intangible assets, included in its GAAP financial statements, related to various acquisitions TIBCO has made. Management excludes these items, for the purposes of calculating non-GAAP operating income, non-GAAP net income and non-GAAP net income per share. TIBCO believes that eliminating this expense from its non-GAAP measures is useful to investors, because the amortization of intangible assets can be inconsistent in amount and frequency and is significantly impacted by the timing and magnitude of TIBCO’s acquisition transactions, which also vary substantially in frequency from period to period.

The following table is a reconciliation of GAAP to non-GAAP measures for the second quarter and first half of fiscal 2007 and fiscal 2006, respectively.

TIBCO Software Inc.

Reconciliation of GAAP to Non-GAAP Measures

(unaudited)

(in thousands, except net income per share)

	Three Months Ended				Six Months Ended
	June 3, 2007		June 4, 2006		June 3, 2007		June 4, 2006
	Operating Income	Net Income	Operating Income	Net Income	Operating Income	Net Income	Operating Income	Net Income
GAAP	$11,016	$9,218	$14,993	$24,472	$22,585	$19,609	$23,523	$30,073

Amortization of intangible assets—cost of revenue	1,409	1,409	1,330	1,330	2,811	2,811	2,661	2,661
Amortization of intangible assets—operating expense	2,472	2,472	2,364	2,364	4,942	4,942	4,727	4,727
Stock-based compensation—cost of revenue	577	577	531	531	1,058	1,058	1,177	1,177
Stock-based compensation—R&D expense	925	925	896	896	1,793	1,793	2,018	2,018
Stock-based compensation—S&M expense	1,150	1,150	1,030	1,030	2,370	2,370	2,371	2,371
Stock-based compensation—G&A expense	1,109	1,109	1,219	1,219	2,476	2,476	2,698	2,698
Income tax adjustment for non-GAAP (1)		(2,107)		(14,991)		(5,114)		(15,901)

Non-GAAP	$18,658	$14,753	$22,363	$16,851	$38,035	$29,945	$39,175	$29,824

Diluted net income per share:
GAAP		$0.04		$0.11		$0.09		$0.14

Non-GAAP		$0.07		$0.08		$0.14		$0.14

Shares used to compute diluted net income per share		211,885		219,782		214,097		219,976

(1)	The estimated non-GAAP effective tax rate was 37% for fiscal 2007 and fiscal 2006, and has been used to adjust the provision for income taxes for non-GAAP purposes.